Exhibit 10.5

AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT
AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Agreement") is effective as of this 31st day of August, 2017 (the “Effective Date”), between Sinclair Television Group, Inc., a Maryland corporation ("STG"), and Steve Marks (“Employee").

R E C I T A L S

A.STG and Employee are parties to that certain Amended and Restated Employment Agreement dated November 14, 2011 (the “Original Agreement”).

B.STG is a wholly owned subsidiary of Sinclair Broadcast Group, Inc. (“SBG”).

C.Employee is an “Eligible Individual” as defined in that certain SBG. Post – 2004 Executive Deferred Compensation Plan II and desires to consider deferring a portion of the Special Longevity Bonus (as defined in the Original Agreement).

C.    The parties hereto desire to amend certain provisions of the Original Agreement pursuant to the terms and conditions of this Agreement. Capitalized terms used in this Agreement and not otherwise defined shall have the meaning ascribed to such terms in the Original Agreement.

NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants herein contained, the parties hereto agree as follows:

1.    The Recitals set forth above are true and accurate in each respect.

2.    The Original Agreement is hereby amended as follows:

(a)    Section 8.1 of the Original Agreement is hereby deleted in its entirety and inserted in lieu thereof shall be the following:

“8.1.    Achievement of Longevity.

(a)Provided that Employee is continuously employed by STG (including, if applicable, any employment with any other SBG Entities) from the Effective Date through the earliest of either (a) November, 18, 2018 (the "Longevity Effective Date"), (b) the “Change in Control Date” defined in Section 8.3 of this Agreement or (c) the termination of this Agreement pursuant to Sections 4.1(a)(1), 4.1(a)(2), 4.1(a)(5) or 4.1(a)(6) hereof, then Employee shall be entitled to the payment of either (i) Two Million Seven Hundred Fifty Thousand Dollars and no cents ($2,750,000.00) (the “Special Longevity Bonus”) or such applicable percentage thereof see - Sections 4.2(a)(4), 4.2(b)(4) or such increased amount see - Sections 8.1(b) in the manner provided in Section 8.2 of this Agreement upon such date, which shall be Employee’s “Earned Bonus Date.”

(b)STG and Employee agree that the Special Longevity Bonus shall be increased by an amount between Two Hundred Seventy-Two Thousand Four Hundred Nineteen Dollars and no cents ($272,419.00) and Four Hundred Eighty-Eight Thousand Five Hundred Thirty Eight Dollars and no cents ($488,538.00) in the event Employee elects to defer not less than ninety seven percent (97%) of such amount (or such other percentage of such amount that the Parties may mutually agree upon) under that certain SBG Post – 2004 Executive Deferred Compensation Plan II, as amended (the “Deferred Compensation Plan”) by executing a deferred Election Form in the form attached as Exhibit A hereto.

4.    Except as expressly modified in this Agreement, the Original Agreement continues in full force and effect as if set forth specifically herein.

5.    The term "this Agreement" as used in the Original Agreement shall mean the Original Agreement as amended and modified by the terms herein unless the context clearly indicates or dictates a contrary meaning. This Agreement may not be amended, changed, modified, altered, or terminated without in each instance the prior written consent of SBG and the Employee.

6.    This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one agreement.

[THE SIGNATURES OF THE PARTIES APPEAR ON THE IMMEDIATELY FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

SINCLAIR TELEVISION GROUP, INC.
(on behalf of itself and any applicable Sinclair                             Entities)

By:    _______________________________________
Name:    _______________________________________
Title:    _______________________________________

EMPLOYEE:

/s/ Steve Marks
Steve Marks

Exhibit A

[See Attached]